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                                                                    EXHIBIT 10.9

                   Supplemental Executive Retirement Agreement
                                       for
                              Joseph F. Jeamel Jr.

      This Agreement, made this 27th day of January, 2004, by and between Rockville Bank (hereinafter referred to as the "Employer") and Joseph F. Jeamel Jr. (hereinafter referred to as the "Executive").

                          W I T N E S S E T H  T H A T :

      WHEREAS, the Executive is and will be rendering valuable services to the Employer in his capacity as an executive officer, and

      WHEREAS, the Employer desires to ensure that it will continue to have the benefit of the Executive's services, and

      WHEREAS, the Employer wishes to assist the Executive in providing for the financial requirements of the Executive in the event of his retirement or termination of employment.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

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      1. SUPPLEMENTAL RETIREMENT BENEFIT.

            A. Retirement Benefit. Upon the Executive's retirement or the termination of the Executive's employment for any reason other than death, the Executive shall be entitled to receive pursuant to this Agreement an annual benefit of Twenty-Seven Thousand Six Hundred Thirty-Six Dollars ($27,636) payable for twenty (20) years.

            B. Death Benefit. In the event of the Executive's death while in the employ of the Employer, the Executive's beneficiary designated on Exhibit A attached hereto in accordance with the provisions of this Section 1.B. (the "Beneficiary") shall be entitled to receive the Retirement Benefit that would otherwise have been provided to the Executive pursuant to Section 1.A. above. In the event of the death of the Executive after the commencement of payment of the Retirement Benefit provided pursuant to Section 1.A. above, payment shall continue to be made to the Executive's Beneficiary in an amount equal to one hundred percent (100%) of the annual benefit that the Executive was receiving at the time of death until such annual benefit shall have been paid to the Executive and his Beneficiary for a total period of twenty (20) years. The Executive shall have the right, at any time, to designate Beneficiary(ies) (both primary as well as contingent) to receive the death benefit payable under this
Section 1.B.. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designated under any other plan of or agreement with the Employer. The Executive shall designate his Beneficiary by completing and signing the beneficiary designation form

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attached hereto as Exhibit A and returning it to the Senior Vice President,
Human Resources for the Employer. The Executive shall have the right to change his Beneficiary by completing, signing and otherwise complying with the terms of the beneficiary designation form attached hereto as Exhibit A. Upon the acceptance by the Senior Vice President, Human Resources of the Employer of a new beneficiary designation form, all Beneficiary designations previously filed shall be canceled. The Employer shall be entitled to rely on the last beneficiary designation form filed by the Executive and accepted by the Senior Vice President, Human Resources of the Employer prior to the Executive's death. In the event of the death of the Executive without a designated Beneficiary, any benefits remaining to be paid under this Agreement to the Executive shall be paid to the Executive's estate.

      2. TERMS AND CONDITIONS OF BENEFIT. The annual benefit payable in accordance with Section 1 hereof shall be paid in monthly installments on the first day of each month commencing on the first day of the month immediately following the Executive's retirement, termination of employment or death. Monthly installments of benefits shall cease to be paid after 240 months of installments have been paid to the Executive, his Beneficiary or both, as the case may be.

      3. FORFEITURE UPON TERMINATION FOR CAUSE. Anything in this Agreement to the contrary notwithstanding, if the Executive's employment is "Terminated for "Cause" prior to a "Change in Control", as such terms are defined in the Employer's Phantom

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Stock Plan, the annual benefit payable in accordance with Section 1. A. or
Section 1.B. hereof shall be forfeited. If the Executive or his Beneficiary has received any monthly installments of the annual benefit payable in accordance with Section 1. A. or Section 1.B. hereof and it is subsequently determined that the Executive was Terminated for Cause prior to a Change in Control, then the monthly installments previously paid shall be returned by the Executive or his Beneficiary, as the case may be, to the Employer, and no further monthly installments shall be payable under this Agreement. The provisions of this
Section 3 shall not apply in the event that the Executive's employment is Terminated for Cause in connection with a Change in Control, in which case the Executive's benefit shall be payable as otherwise provided in this Agreement.

      4. ABSENCE OF FUNDING. Benefits payable pursuant to this Agreement shall not be funded, and the Employer shall not be required to segregate or earmark any of its assets for the benefit of the Executive. Such benefits shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Executive, and any attempt to anticipate, alienate, transfer or assign these benefits shall be void. The Executive shall have only the right of an unsecured general creditor of the Employer for the benefits hereunder.

      5. MISCELLANEOUS.

            A. This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Executive, either directly or

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indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided.

            B. This Agreement shall not supersede any contract of employment, whether oral or in writing, between the Employer and the Executive, nor shall it affect or impair the rights and obligations of the Employer and the Executive, respectively, thereunder. Nothing contained herein shall impose any obligation on the Employer to continue the employment of the Executive.

            C. This Agreement shall be construed in accordance with and governed by the laws of the State of Connecticut, except to the extent that such laws are preempted by Federal law.

            D. This Agreement shall be binding upon the successors of the Employer. The Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer to expressly assume and agree to perform the obligations of the Employer under this Agreement in the same manner and to the same extent that the Employer would have been required to perform such obligations if no such succession had taken place and such assumption shall be an express condition to the consummation of any such purchase, merger, consolidation or other transaction.

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            E. The Employer shall be responsible for the administration of this
Agreement and shall have the sole discretion to determine all questions arising in connection with the Agreement, to interpret the provisions of the Agreement and to construe all of its terms. All such actions of the Employer shall be conclusive and binding upon the Executive, his Beneficiary and other persons. Claims for benefits under this Agreement shall be decided in accordance with the claims procedures provisions set forth in the Employer's 401(k) Plan, which are incorporated herein by this reference.

            F. The Employer may withhold from any benefit payable under this Agreement an amount sufficient to satisfy its tax withholding obligations.

      IN WITNESS WHEREOF, the Employer and the Executive have executed this Agreement as of the day and year first above written.

                                     ROCKVILLE BANK

                                     By /s/ William J. McGurk
                                        ------------------------
                                        Its President

                                        /s/ Joseph F. Jeamel Jr.
                                        ------------------------
                                        Joseph F. Jeamel Jr.

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                                    EXHIBIT A

                             BENEFICIARY DESIGNATION

Subject to the conditions and provisions of the Agreement and subject to the right reserved therein to change the Beneficiary, the Beneficiary designation with respect to the Death Benefit which may become payable under the Agreement shall be as follows:

Primary:            ________________________________________________________
                    Name

                    ________________________________________________________
                    Address

First Contingent:   ________________________________________________________
                    Name

                    ________________________________________________________
                    Address

Second Contingent:  ________________________________________________________
                    Name

                    ________________________________________________________
                    Address

If, however, no Beneficiary hereinbefore designated is living at my death, any Death Benefit which may become payable under the Agreement shall be payable to the executor or administrator of my estate.

Signed at _____________________________     ___________________________________
          (City and State)                  (Date)

______________________________________      ____________________________________
Joseph F. Jeamel Jr.                        (Signature of Witness)
                                             Print Name:

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